                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

          Each of the undersigned Directors of PG&E Corporation hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, JOHN E. FORD, and KATHLEEN HAYES, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the registration statement or statements covering the offer and sale of an aggregate of 3,000,000 shares of PG&E Corporation common stock to participants in savings fund plans maintained by PG&E Gas Transmission, Northwest Corporation, PG&E Energy Services Corporation, and U.S. Generating Company, which have been or will be amended to permit employees (both union and non-union employees) to direct the investment of their contributions into a fund containing PG&E Corporation common stock, any and all amendments, supplements, filings, or other documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, we have signed these presents this 21st day of October, 1998.

RICHARD A. CLARKE                            RICHARD B. MADDEN
-------------------------                    -----------------------
Richard A. Clarke                            Richard B. Madden

H.M. CONGER                                  REBECCA Q. MORGAN
-------------------------                    -----------------------
H.M. Conger                                  Rebecca Q. Morgan

DAVID A. COULTER                             MARY S. METZ
-------------------------                    -----------------------
David A. Coulter                             Mary S. Metz

C. LEE COX                                   CARL E. REICHARDT
-------------------------                    -----------------------
C. Lee Cox                                   Carl E. Reichardt

WILLIAM S. DAVILA                            JOHN C. SAWHILL
-------------------------                    -----------------------
William S. Davila                            John C. Sawhill

ROBERT D. GLYNN, JR.                         ALAN SEELENFREUND
-------------------------                    -----------------------
Robert D. Glynn, Jr.                         Alan Seelenfreund

DAVID M. LAWRENCE, M. D.                     BARRY LAWSON WILLIAMS
-------------------------                    -----------------------
David M. Lawrence, M. D.                     Barry Lawson Williams

                               POWER OF ATTORNEY


          ROBERT D. GLYNN, JR., the undersigned, Chairman of the Board, Chief Executive Officer, and President of PG&E Corporation, hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, JOHN E. FORD, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Chairman of the Board, Chief Executive Officer, and President (principal executive officer) of said corporation the registration statements or statements covering the offer and sale of an aggregate of 3,000,000 shares of PG&E Corporation common stock to participants in savings fund plans maintained by PG&E Gas Transmission, Northwest Corporation, PG&E Energy Services Corporation, and U.S. Generating Company, which have been or will be amended to permit employees (both union ad non-union employees) to direct the investment of their contributions into a fund containing PG&E Corporation common stock, any and all amendments, supplements, filings, or other documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed these presents this 21st day of October, 1998.



                                            ROBERT D. GLYNN, JR.
                                            -------------------------
                                            Robert D. Glynn, Jr.

                               POWER OF ATTORNEY


          MICHAEL E. RESCOE, the undersigned, Senior Vice President, Chief Financial Officer, and Treasurer of PG&E Corporation, hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, JOHN E. FORD, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President, Chief Financial Officer, and Treasurer (principal financial officer) of said corporation the registration statements or statements covering the offer and sale of an aggregate of 3,000,000 shares of PG&E Corporation common stock to participants to participants in savings fund plans maintained by PG&E Gas Transmission, Northwest Corporation, PG&E Energy Services Corporation, and U.S. Generating Company, which have been or will be amended to permit employees (both union ad non-union employees) to direct the investment of their contributions into a fund containing PG&E Corporation common stock, any and all amendments, supplements, filings, or other documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed these presents this 21st day of October, 1998.


                                           MICHAEL E. RESCOE
                                           -----------------------
                                           Michael E. Rescoe

                               POWER OF ATTORNEY


          CHRISTOPHER P. JOHNS, the undersigned, Vice President and Controller of PG&E Corporation, hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, JOHN E. FORD, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Vice President and Controller (principal accounting officer) of said corporation the registration statements or statements covering the offer and sale of an aggregate of 3,000,000 shares of PG&E Corporation common stock to participants to participants in savings fund plans maintained by PG&E Gas Transmission, Northwest Corporation, PG&E Energy Services Corporation, and U.S. Generating Company, which have been or will be amended to permit employees (both union ad non-union employees) to direct the investment of their contributions into a fund containing PG&E Corporation common stock, any and all amendments, supplements, filings, or other documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed these presents this 21st day of October, 1998.


                                            CHRISTOPHER P. JOHNS
                                            -----------------------
                                            Christopher P. Johns